STRATEGIC VARIABLE LIFE®

SUPPLEMENT DATED MARCH 4, 2003

TO THE PROSPECTUS DATED MAY 1, 2002

for

Flexible Premium Variable Whole Life Insurance Policy (Strategic Variable Life®)

Issued by Massachusetts Mutual Life Insurance Company

Effective January 31, 2003, Northern Trust Investments, Inc. (“Northern Trust”) replaced Deutsche Asset Management, Inc. (“DAMI”) as the MML Equity Index Fund’s and the MML OTC 100 Fund’s Sub-Adviser. This change resulted from the sale by Deutsche Bank, the parent company of DAMI, of their global passive equity, enhanced equity and passive fixed income businesses to Northern Trust.

As a result of this change, the following two changes are being made to the prospectus for the above-referenced policy:

1.	In the MML Series Investment Fund (“MML Trust”) section of the prospectus, the MML OTC 100 Fund sub-adviser line has been revised as follows:

Sub-adviser: Northern Trust Investments, Inc.

2.	In the MML Series Investment Fund (“MML Trust”) section of the prospectus, the MML Equity Index Fund sub-adviser line has been revised as follows:

Sub-adviser: Northern Trust Investments, Inc.

There are no other changes being made at this time.

March 4, 2003